CROSSMARK ETF TRUST

on behalf of its series

Crossmark Large Cap Growth ETF

Crossmark Large Cap Value ETF

(each a “Fund” and collectively, the “Funds”)

Supplement dated October 15, 2026 to the Currently Effective Summary Prospectuses, Prospectus and
Statement of Additional Information dated February 27, 2026

This Supplement reports the following changes to information in the Funds’ Summary Prospectuses, Prospectus and Statement of Additional Information dated February 27, 2026.

On or about the close of business on December 11, 2026, Crossmark Distributors, Inc. (“Crossmark Distributors”), 9753 Katy Freeway, Suite 200, Houston, Texas 77024, will become the principal underwriter and distributor for the Funds. As of that date, references to the current principal underwriter and distributor for the Funds shall be replaced with Crossmark Distributors as the context requires.

Crossmark Distributors and Crossmark Global Investments, Inc., the investment adviser to the Funds, are affiliated companies, each a wholly-owned subsidiary of Crossmark Global Holdings, Inc.

Please retain this Supplement for future reference.